UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 10, 2025

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Almanor Avenue

Sunnyvale, California 94085

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value of $0.01 per share)	SNPS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Amendment of 2006 Employee Equity Incentive Plan, as amended; Amendment of Employee Stock Purchase Plan, as amended

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Synopsys, Inc. (“Synopsys”) held on April 10, 2025, Synopsys’ stockholders approved Synopsys’ 2006 Employee Equity Incentive Plan, as amended (the “Amended Employee Equity Plan”), in order to, among other things, (i) increase the number of shares of common stock, par value of $0.01 per share, available for issuance under the plan by 1,600,000 shares, (ii) conform the plan to Synopsys’ non-GAAP financial measures practices and compensation recovery policy, as currently effective, and (iii) remove certain references to Section 162(m) of the Internal Revenue Code that are no longer applicable. Synopsys’ Board of Directors (the “Board”) and the Compensation and Organizational Development Committee (the “Compensation Committee”) of the Board previously approved the Amended Employee Equity Plan, subject to such stockholder approval. Synopsys’ executive officers are eligible to participate in the Amended Employee Equity Plan.

At the Annual Meeting, Synopsys’ stockholders also approved Synopsys’ Employee Stock Purchase Plan, as amended (the “Amended ESPP”), in order to, among other things, (i) increase the number of shares of common stock, par value of $0.01 per share, available for issuance under the plan by 2,200,000 shares, (ii) replace the definition of change of ownership with the corresponding definition in the Amended Employee Equity Plan, and (iii) allow flexibility under the plan to reduce the 15% discount in an offering. The Board and the Compensation Committee previously approved the Amended ESPP, subject to such stockholder approval. Synopsys’ executive officers are eligible to participate in the Amended ESPP.

Summaries of the Amended Employee Equity Plan and the Amended ESPP are set forth in Proposal 2 and Proposal 3, respectively, to Synopsys’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 14, 2025 (the “Proxy Statement”), which is incorporated by reference herein. The above summaries and descriptions of the Amended Employee Equity Plan and Amended ESPP do not purport to be complete and are qualified in their entirety by reference to the Amended Employee Equity Plan and Amended ESPP, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are each incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)(b) Annual Meeting Results

As described in Item 5.02(e) above, Synopsys held its Annual Meeting on April 10, 2025. As of the record date of February 10, 2025, 154,619,236 shares of Synopsys common stock were outstanding and entitled to vote at the Annual Meeting. A total of 138,594,429 shares of Synopsys common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

Synopsys’ stockholders voted on six proposals at the Annual Meeting. The proposals are further described in the Proxy Statement. The final results of the votes regarding each proposal are set forth below.

Proposal 1: Synopsys’ stockholders elected nine directors to the Board, to serve until the next annual meeting of stockholders or until their successors are elected. The voting results regarding this proposal are set forth below:

	For	Against	Abstain	Broker Non-Votes
Aart J. de Geus	122,487,894	3,390,761	288,701	12,427,073
John G. Schwarz	120,762,717	4,524,631	880,008	12,427,073
Sassine Ghazi	124,554,197	1,107,418	505,741	12,427,073
Luis Borgen	125,409,431	538,535	219,390	12,427,073
Janice D. Chaffin	110,785,185	15,178,636	203,535	12,427,073
Bruce R. Chizen	108,151,668	17,161,299	854,389	12,427,073
Mercedes Johnson	125,055,288	924,564	187,504	12,427,073
Robert G. Painter	121,490,829	4,454,771	221,756	12,427,073
Jeannine P. Sargent	123,578,200	2,321,894	267,262	12,427,073

Proposal 2: As described in Item 5.02(e) above, Synopsys’ stockholders approved the Amended Employee Equity Plan. The Amended Employee Equity Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K. The voting results regarding this proposal are set forth below:

For:	120,240,276
Against:	5,705,104
Abstain:	221,976
Broker Non-Votes:	12,427,073

Proposal 3: As described in Item 5.02(e) above, Synopsys’ stockholders approved the Amended ESPP. The Amended ESPP is filed as Exhibit 10.2 to this Current Report on Form 8-K. The voting results regarding this proposal are set forth below:

For:	125,552,814
Against:	450,105
Abstain:	164,437
Broker Non-Votes:	12,427,073

Proposal 4: Synopsys’ stockholders approved, on an advisory basis, the compensation of Synopsys’ named executive officers as disclosed in the Proxy Statement. The voting results regarding this proposal are set forth below:

For:	113,853,659
Against:	11,142,380
Abstain:	1,171,317
Broker Non-Votes:	12,427,073

Proposal 5: Synopsys’ stockholders ratified the selection of KPMG LLP as Synopsys’ independent registered public accounting firm for the fiscal year ending October 31, 2025. The voting results regarding this proposal are set forth below:

For:	128,350,896
Against:	10,032,935
Abstain:	210,598
Broker Non-Votes:	0

Proposal 6: Synopsys’ stockholders did not approve the stockholder proposal regarding shareholder ratification of golden parachutes. The voting results regarding this proposal are set forth below:

For:	48,395,048
Against:	77,546,830
Abstain:	225,478
Broker Non-Votes:	12,427,073

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1	2006 Employee Equity Incentive Plan, as amended

10.2	Employee Stock Purchase Plan, as amended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: April 11, 2025	By:	/S/ JOHN F. RUNKEL, JR.
John F. Runkel, Jr.
General Counsel and Corporate Secretary